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                                                                    EXHIBIT 24.2


                      UNIVERSAL COMPRESSION HOLDINGS, INC.

                                POWER OF ATTORNEY


                  WHEREAS, UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation (the "Company"), filed on April 5, 2000 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1 (the "Registration Statement"), including a prospectus; and

                  WHEREAS, the Company intends to file with the Commission an amendment or amendments to the Registration Statement, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having a relation to the Registration Statement in connection with the registration of common stock of the Company;

                  KNOW ALL MEN BY THESE PRESENTS, that William M. Pruellage whose signature appears below constitutes and appoints Stephen A. Snider, Ernie
L. Danner and Richard FitzGerald, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.


                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of May, 2000.



                                             /s/ WILLIAM M. PRUELLAGE
                                             ----------------------------------
                                             William M. Pruellage
                                             Director